POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                               Date


/s/  B.  C. Ames         Director of M.A. Hanna         March  4, 1998
B. C. Ames                         Company






                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite her signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, her attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ C. A. Cartwright  Director of M.A. Hanna    March 4, 1998
C. A. Cartwright              Company






                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ W. R. Embry     Director of M.A. Hanna        March 4, 1998
W. R. Embry                 Company





                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ J. T. Eyton      Director of M.A. Hanna       March 4, 1998
J. T. Eyton                  Company





                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/  G. D. Harnett      Director of M.A. Hanna    March  4, 1998
G. D. Harnett                Company





                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ G. D. Kirkham     Director of M.A. Hanna      March 4, 1998
G. D. Kirkham                Company






                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ D. B. Lewis       Director of M.A. Hanna      March 4, 1998
D. B. Lewis                  Company





                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ M. L. Mann    Director of M.A. Hanna         March 4, 1998
M. L. Mann                     Company





                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ R. W. Pogue    Director of M.A. Hanna         March 4, 1998
R. W. Pogue               Company






                       POWER OF ATTORNEY




      The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and M. S. Duffey, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, being filed with the Securities and Exchange Commission by M.A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ M. D. Walker     Director of M.A. Hanna     March 4, 1998
M. D. Walker                  Company